SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒          Preliminary Proxy Statement
☐           Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Under Rule 14a-12

AFL-CIO Housing Investment Trust
(Name of Registrant as Specified In Its Charter)

______________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies: _______________________
2)   Aggregate number of securities to which transaction applies: _______________________
3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________________________________________
4)   Proposed maximum aggregate value of transaction: _________________________________
5)   Total fee paid: ____________________________________________________________

☐        Fee paid previously with preliminary materials:

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing  by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

November 29, 2010

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of the 2010 Annual Meeting of Participants of the AFL-CIO Housing Investment Trust and a Proxy Statement describing proposals relating to the election of the Chairman and certain Trustees of the Board of Trustees, the ratification of the independent registered public accounting firm and other such matters as may properly come up at the meeting.

Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered.  A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein, as soon as possible.

Sincerely,

Stephen Coyle
Chief Executive Officer

Please Vote Within Five Days of Receipt

SC/mo
opeiu #2, afl-cio

Enclosures

AFL -CIO HOUSING INVESTMENT TRUST

PROXY

2010 Annual Meeting of Participants

The undersigned hereby appoints Erica Khatchadourian and Saul A. Schapiro and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants of the AFL-CIO Housing Investment Trust (the “Trust” or the “HIT”) to be held December 21, 2010 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

(I)  For the election of a Chairman to serve until the 2011 Annual Meeting of Participants or until his successor is elected and qualifies:

John J. Sweeney
FOR ☐ AGAINST ☐ ABSTAIN ☐

(II)  For the election of one (1) Class III Union Trustee and one (1) Class III Management Trustee, to serve until the 2013 Annual Meeting of Participants or until their respective successors are elected and qualify:

Frank Hurt (Class III Union Trustee)
FOR ☐ AGAINST ☐ ABSTAIN ☐

Tony Stanley (Class III Management Trustee)
FOR ☐ AGAINST ☐ ABSTAIN ☐

(III)  For ratification of the Board of Trustees’ selection of Ernst & Young, LLP as the Trust’s independent registered public accounting firm for the Trust’s 2010 fiscal year:

FOR ☐ AGAINST ☐ ABSTAIN ☐

(IV)  To approve an amendment to Section 3.3(d) of the Declaration of Trust to authorize the Trust to provide leverage loans in New Markets Tax Credit transactions in which the Trust’s wholly-owned community development entity, Building America CDE, Inc., is a participant; subject to a limit, which when combined with investments currently permitted under Sections 3.3(d)(ii) and (d)(iii) of the Declaration of Trust does not exceed four percent (4%) of the total value of the Trust’s assets:

FOR ☐ AGAINST ☐ ABSTAIN ☐

(V)  Upon such other matters as may properly come before the meeting:

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Trustees recommend a vote FOR the above items.  ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof.  The undersigned hereby acknowledges receipt of the Notice of the 2010 Annual Meeting of Participants to be held December 21, 2010 and the Proxy Statement dated November 29, 2010.

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.

Dated:  ______________,2010

Participant ID:

Participant Name:

Number of Units:

By:                                _____________________________________
 (Signature)

          _____________________________________
 (Name – please print)

Title:                              _____________________________________
 (please print)
________________________________________________________

To vote via Internet, please use the following User Name and Password*:

User Name:                      ____________________________________

Password:                         ____________________________________

________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT:  THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY MAIL:	PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:      PLEASE SIGN, DATE AND FAX THIS PROXY TO
(202) 331-8190.

BY INTERNET:	PLEASE GO TO https://proxy.aflcio-hit.com AND ENTER THE USER NAME AND PASSWORD INDICATED ABOVE.*

PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
BY MIDNIGHT ON DECEMBER 20, 2010.

* Please note the User Name and Password are case-sensitive.

AFL-CIO Housing Investment Trust

NOTICE OF THE 2010 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

Notice is hereby given that the 2010 Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”), a District of Columbia common law trust, will be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037 on December 21, 2010 at 11:00 a.m. for the following purposes:

1.	To elect John J. Sweeney as Chairman of the Board of Trustees to serve until the 2011 Annual Meeting of Participants or until his successor is elected and qualifies;

2.
To elect to elect as Class III Trustees Frank Hurt and Tony Stanley to hold office until the 2013 Annual Meeting or until their respective successors are elected and qualify or until their respective successors are elected and qualify;

3.	To ratify the Board of Trustee’s selection of Ernst & Young, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010;

4.
To approve an amendment to Section 3.3(d) of the Declaration of Trust to authorize the Trust to provide leverage loans in New Markets Tax Credit transactions in which the Trust’s wholly-owned community development entity, Building America CDE, Inc., is a participant; subject to a limit, which when combined with investments currently permitted under Sections 3.3(d)(ii) and (d)(iii) of the Declaration of Trust does not exceed four percent (4%) of the total value of the Trust’s assets; and

5.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The close of business on November 29, 2010 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof.  Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

By Order of the Board of Trustees

Stephen Coyle
Chief Executive Officer

Dated:     November 29, 2010

AFL-CIO HOUSING INVESTMENT TRUST

PROXY STATEMENT

November 29, 2010

General Matters

This Proxy Statement and accompanying proxy card are being sent on November 29, 2010 in connection with the solicitation of proxies for use at the Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”) to be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037, on December 21, 2010, beginning at 11:00 a.m. and at any adjournment(s) thereof.

A copy of the Trust’s Annual Report for the year ended December 31, 2009 together with financial statements for the corresponding fiscal year, were previously mailed to each Participant entitled to vote at the Meeting.  The Trust will furnish, without charge, a copy of the Annual Report for 2009 and the most recent Semi-Annual Report succeeding the Annual Report, to any Participant that requests one.  Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to the Marketing and Investor Relations Department.  Written requests may be directed to the Director of Marketing, AFL-CIO Housing Investment Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037.  Reports may also be accessed on the Trust’s website at www.aflcio-hit.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE PARTICIPANTS MEETING TO BE HELD ON DECEMBER 21, 2010:

The Proxy Statement, Proxy Card, Notice of the 2010 Annual Meeting of Participants, the related cover letter and a copy of the Trust’s two most recent Participant Reports are available at https://proxy.aflcio-hit.com.

ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the Trust's Annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including (i) the election of a Chairman of the Board of Trustees, (ii) the election of certain Trustees, (iii) ratification of the selection of the Trust's independent registered public accounting firm; (iv) approval of an amendment to Section 3.3(d) of the Declaration of Trust to authorize the Trust to provide leverage loans in New Markets Tax Credit transactions in which the Trust’s wholly-owned community development entity, Building America CDE, Inc., is a participant; subject to a limit, which when combined with investments currently permitted under Sections 3.3(d)(ii) and (d)(iii) of the Declaration of Trust does not exceed four percent (4%) of the total value of the Trust’s assets; and (v) transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

The close of business on November 29, 2010 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the “Record Date”).  As of the Record Date, there were 3,335,876.121 Units of Participation of the Trust outstanding, each Unit being entitled to one vote.  No shares of any other class of securities were outstanding as of that date.

Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on the Record Date.  As of the Record Date 3,335,876.121 Units of Participation of the Trust were outstanding.  Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

By Mail:  If the proxy card that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon.  If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

By Facsimile:  If the proxy card that is enclosed with this Proxy Statement is properly executed and returned via facsimile to (202) 331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon.  If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

By Internet:  If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon.  If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

To vote by proxy through the Internet:
1)	Use a web browser to go to https://proxy.aflcio-hit.com
2)	Enter the User Name* and Password* that are included with this mailing.

*Please note that the User Name and Password are CASE-SENSITIVE.  Please type the User Name and Password into the appropriate screen exactly as it is shown on the enclosure.

In Person:  By attending the Meeting and voting your Units.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

Yes.  Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES’ RECOMMENDATIONS?

Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees.  The Board's recommendation is set forth together with the description of each item in this Proxy Statement.  In summary, the Board recommends a vote:

●	FOR election of the nominated Chairman (see page 4);

●	FOR election of the nominated Trustees (see page 4);

●	FOR ratification of the selection of Ernst & Young, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010 (see page 15); and

●
FOR approval of an amendment to Section 3.3(d) of the Declaration of Trust to authorize the Trust to provide leverage loans in New Markets Tax Credit transactions in which the Trust’s wholly-owned community development entity, Building America CDE, Inc., is a participant; subject to a limit, which when combined with investments currently permitted under Sections 3.3(d)(ii) and (d)(iii) of the Declaration of Trust does not exceed four percent (4%) of the total value of the Trust’s assets (see page 18).

With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

The vote required for approval of Proposals I, II, III and IV will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting.  Each Unit is entitled to one vote.  Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

The Proxy is being solicited by the Board of Trustees of the Trust through the mail.  The cost of solicitation will be paid by the Trust.  Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation.  Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor.  The date on which proxy materials were first mailed to Participants was November 29, 2010.

ELECTION OF CHAIRMAN AND TRUSTEES

PROPOSAL I:	TO ELECT THE CHAIRMAN

PROPOSAL II:	TO ELECT ONE (1) CLASS III UNION TRUSTEE AND ONE (1) CLASS III MANAGEMENT TRUSTEE

Under the Trust’s Declaration of Trust, the Board of Trustees may have up to 25 Trustees.  Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one additional Trustee is to be the Chairman.  The Board of Trustees currently consists of 15 Trustees, eight (8) of whom are Union Trustees (Ayers, Boland, Holt Baker, Hurt, Lee, Shuler, Trumka, and Williams), six (6) of whom are Management Trustees (Frank, Latimer, Ravitch, Spear, Stanley and Quinn,), and one (1) of whom is the Chairman (Sweeney).

The Declaration of Trust divides the Union and Management Trustees into three classes (each, a “Class”).  Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees.  The term of each Class expires at the third Annual Meeting following its election; the term of one Class expires each year.  At each Annual Meeting, the Participants elect a Chairman to serve until the next Annual Meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class.  The terms of office of Trustees Hurt and Stanley and of Chairman Sweeney will expire on the day of the Meeting.  Each of these Trustees is standing for election as a Class III Trustee.  The Board of Trustees has nominated Chairman Sweeney for reelection as Chairman.

The principal occupations and business experience for the past five years of the nominees standing for election as Class III Trustees and Chairman are described below under “Nominees for Election.”  If the enclosed Proxy is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the Proxy).  Class III Trustees will serve for three-year terms ending in 2013, or until their respective successors are elected and qualify, and the Chairman will serve as such for a one-year term ending in 2011, or until his respective successor is elected and qualifies.

Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Nominating Committee may recommend.  Proxies will not be voted for a greater number of persons than the number of nominees named.

Nominees for Election

The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust, if any.  Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

Name, Age, Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
John J. Sweeney 815 16th Street, N.W. Washington, D.C. 20006 Age 76	Chairman	Service as Chairman Commenced November 2009, Service as Trustee Commenced April 1981, Term Expires 2010	President Emeritus, AFL-CIO; formerly President, AFL-CIO; formerly Chairman, AFL-CIO Staff Retirement Plan. Mr. Sweeney has particular knowledge and experience regarding the significant facets of the operations of the HIT, the mutual fund industry, pension funds and the labor movement.	2	None
Frank Hurt 10401 Connecticut Avenue Kensington, MD 20895 Age 71	Union Trustee	Service Commenced March 1993, Term Expires 2010	International President, Bakery, Confectionery & Tobacco Workers and Grain Millers International Union; Chairman, Bakery & Confectionery Union Industry Pension and Health Benefits Fund. Mr. Hurt has particular knowledge and experience regarding significant facets of the operations of the HIT, union pension and benefit funds, and the labor movement.	2	None
Tony Stanley 2221 Stonehaven Road Port St. Lucie, FL 34952 Age 77	Management Trustee	Service Commenced December 1983, Term Expires 2010	Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc. Mr. Stanley has particular knowledge and experience regarding the significant facets of the operations of the HIT, finance, long-term health care; and the construction industry.	2	None

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE ELECTION OF THE NOMINEES AS CHAIRMAN AND
CLASS III TRUSTEES, AS APPLICABLE.

* None of the Trustees is an “interested person” as defined in the Investment Company Act of 1940, as amended.

** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

Incumbent Trustees

The following incumbent Trustees will continue in office in accordance with the Trust’s Declaration of Trust, and are expected to stand for reelection at subsequent Annual Meetings of Participants.

Name, Age, Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
Mark Ayers 815 16th Street, N.W. Suite 600 Washington, D.C. 20006 Age 61	Union Trustee	Service Commenced March 2008, Term Expires 2012	President, Building and Construction Trades Department, AFL-CIO; Trustee and Secretary-Treasurer of Union Labor Life Insurance Company; formerly Director, IBEW Construction & Maintenance Division. Mr. Ayers has particular knowledge and experience regarding union pension funds, the construction industry and the labor movement.	2	None
James Boland 1776 Eye Street, NW Washington, DC 2006 Age 60	Union Trustee	Service Commenced October 2010, Term Expires 2012	President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Co-Chair, International Masonry Institute; Co-Chair , International Trowel Trades Pension Fund and International Health Fund ; formerly Executive Vice President and Secretary Treasurer, BAC. Mr. Boland has particular knowledge and experience regarding union pension funds, the construction industry and the labor movement.	2	None
Arlene Holt Baker 815 16th Street, N.W. Washington, D.C. 20006 Age 59	Union Trustee	Service Commenced March 2008, Term Expires 2011	Executive Vice President, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly President, Voices for Working Families and Executive Assistant to the President, AFL-CIO. Ms. Holt Baker has particular knowledge and experience regarding pension funds and the labor movement.	2	None
Lindell Lee 900 7th Street, N.W. Washington, D.C. 20001 Age 64	Union Trustee	Service Commenced September 2008, Term Expires 2012	International Secretary-Treasurer, International Brotherhood of Electrical Workers (IBEW); formerly International Vice President, IBEW. Mr. Lee has particular knowledge and experience regarding the construction industry and the labor movement.	2	None

*None of the Trustees is an “interested person” as defined in the Investment Company Act of 1940, as amended.

** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

Name, Age, Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
Elizabeth Shuler 815 16th Street, N.W. Washington, D.C. 20006 Age 40	Union Trustee	Service Commenced 2009, Term Expires 2012	Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW. Ms. Shuler has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.	2	None
Richard L. Trumka 815 16th Street, N.W. Washington, D.C. 20006 Age 61	Union Trustee	Service Commenced December 1995, Term Expires 2011	President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO. Mr. Trumka has particular knowledge and experience regarding the significant facets of the operations of the HIT, the financial industry, fund governance, pension funds, and the labor movement.	2	None
James A. Williams 1750 New York Avenue, N.W. Washington, D.C. 20006 Age 60	Union Trustee	Service Commenced June 2005, Term Expires 2011	General President, International Union of Painters and Allied Trades of the United States and Canada; formerly General Secretary-Treasurer, IUPAT; Co-Chair, IUPAT Pension Fund. Mr. Williams has particular knowledge and experience regarding union pension funds, the construction industry and the labor movement.	2	None
Stephen Frank 8584 Via Avellino Lake Worth, FL 33467 Age 70	Management Trustee	Service Commenced May 2003, Term Expires 2012	Retired; formerly Vice President and Chief Financial Officer, The Small Business Funding Corporation. Mr. Frank has particular knowledge and experience regarding mortgage backed securities, financial and accounting matters and the financial industry.	2	None
George Latimer 1600 Grand Avenue St. Paul, MN 55105 Age 75	Management Trustee	Service Commenced May 1996, Term Expires 2011	Adjunct Professor of Urban Studies and Geography, Macalester College; formerly, Director, Special Actions Office, Department of Housing and Urban Development; Mayor, City of St. Paul Minnesota; labor arbitrator. Mr. Latimer has particular knowledge and experience regarding the significant facets of the operations of the HIT, the housing industry, labor relations and public policy.	2	Identix Incorporated

Name, Age, Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
Richard Ravitch 610 5th Avenue Suite 420 New York, NY 10020 Age 77	Management Trustee	Service Commenced 1991, Term expires 2012	Lieutenant Governor of the State of New York; formerly Principal, Ravitch Rice & Co. LLC; Director, Parsons, Brinckerhoff Inc.; Co-Chair, Millennial Housing Commission; President and Chief Executive Officer, Player Relations Committee of Major League Baseball. Mr. Ravitch has particular knowledge and experience regarding the significant facets of the operations of the HIT, real-estate finance, the housing industry, labor relations and public policy.	2	None
Marlyn J. Spear, CFA 500 Elm Grove Road Elm Grove, WI 53122 Age 57	Management Trustee	Service Commenced March 1995, Term Expires 2012	Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity); Chartered Financial Analyst designation and long-term investment management experience. Ms. Spear has particular knowledge and experience regarding the significant facets of the operations of the HIT, union pension funds, finance and accounting, and the investment management industry.	2	Baird Funds, Inc.
Jack Quinn 700 13th Street, N.W. Suite 400 Washington, D.C. 20005 Age 59	Management Trustee	Service Commenced June 2005, Term Expires 2011	President, Erie County Community College; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York. Mr. Quinn has particular knowledge and experience regarding the significant facets of the operations of the HIT and public policy.	2	Kaiser Aluminum Corporation

Executive Officers

All executive officers of the Trust are located at 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037.  The executive officers of the Trust are responsible for managing the series of the Trust and are elected annually by the Board of Trustees to one-year terms or until their respective successors are appointed and qualify.  No executive officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act.  The executive officers of the Trust are as follows:

Name & Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations during Past 5 Years
Stephen F. Coyle Age 65	Chief Executive Officer	Service Commenced February 1992	Chief Executive Officer since 1992, AFL-CIO Housing Investment Trust.

Theodore S. Chandler Age 51	Chief Operating Officer	Service Commenced June 2009	Vice President, Fannie Mae.

Erica Khatchadourian Age 43	Chief Financial Officer since 2001	Service Commenced April 1993	Controller in 2001, and Chief of Staff and Director of Operations from 1997-2000, AFL-CIO Housing Investment Trust.

Saul Schapiro Age 65	General Counsel since May 2009	Service Commenced May 2009	Partner, Rosenberg, Schapiro, Englander, Chicoine & Leggett, P.C.; Outside Counsel to the AFL-CIO Housing Investment Trust.

Chang Suh Age 39	Executive Vice President/Chief Portfolio Manager since March 2003	Service Commenced April 1998	Assistant Portfolio Manager from 2001-2003; Senior Portfolio Analyst from 1998-2001, AFL-CIO Housing Investment Trust.

Deborah Cohen Age 60	Chief Development Officer since March 2009	Service Commenced January 2008
Chief Director of Marketing and Investor Relations and Assistant Portfolio Manager, AFL-CIO Housing Investment Trust; Realtor, Coldwell Banker Realty and Weichert Realty; Senior Director of Planning and Research, Federal Home Loan Banks.

Christopher Kaiser Age 45	Deputy General Counsel since October 2008 and Chief Compliance Officer since June 2007	Service Commenced February 2007	Associate General Counsel 2007-2008, AFL-CIO Housing Investment Trust; Branch Chief, 2003 – 2007 and Staff Attorney, 2001 – 2003, Division of Investment Management, Securities and Exchange Commission.

Stephanie Wiggins Age 45	Chief Investment Officer – Multifamily Finance since January 2001	Service Commenced November 2000
Director, Fannie Mae Production from 2000 - 2001, AFL-CIO Housing Investment Trust; Director, Prudential Mortgage Capital Company; Vice President / Multifamily Transaction Manger, WMF Capital Corporation.

Harpreet Peleg Age 36	Controller since 2005	Service Commenced March 2005	Formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs; Senior Associate, PricewaterhouseCoopers LLP.

Organization of Board of Trustees

Under the terms of the Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust. The Board of Trustees maintains four committees: the Executive Committee, the Nominating Committee, the Audit Committee and the Committee of the Whole.

The Board of Trustees selected Trustees Sweeney, Ravitch, Spear, Stanley and Trumka to serve on the

Executive Committee, pending election by the Participants at the Annual Meeting of those standing for election.  Trustee Sweeney would serve as Chair of the Committee if elected as Chairman of the Board.  The Executive Committee has all the authority of the Board of Trustees when the Board is not in session.  It met two times in 2009 and has met two times in 2010.

No committee functions as a compensation committee as such.  The Executive Committee, however, may from time to time make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as Trustees, and compensation payable to executive officers.  See “COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS.”

Nominating Committee

The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004.  The Board of Trustees selected Trustees Sweeney, Ravitch, Spear, Stanley and Trumka, to serve on the Nominating Committee, pending election by the Participants at the Annual Meeting of those standing for election.  None of these persons would be interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940.  The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees.  The Nominating Committee met once in 2009 and has met once in 2010.

The Nominating Committee has a charter, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement.  Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants.  The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations.  However, it is the practice of the Board of Trustees, all of which are disinterested, to set a record date by which Participants in the Trust may submit matters for consideration by the Participants at the Annual Meeting, including recommendations for Trustee candidates.  Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

All candidates are evaluated in the same manner, regardless of the process by which they were recommended.  Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust’s mission.  In addition, candidates are evaluated based on their eligibility to serve under the Trust’s Declaration of Trust.  When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate.  When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to Participants to become a member of the Board of Trustees of the Trust.

Audit Committee

The Audit Committee is a separately constituted committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  It monitors the accounting practices and performance of Trust management and the Trust’s independent registered public accounting firm.  The Board of Trustees selected Marlyn Spear (designated Audit Committee Financial Expert) to be Chairperson of the Committee and Stephen Frank (designated Audit Committee Financial Expert), Frank Hurt, Elizabeth H. Shuler, George Latimer, and Tony Stanley to be members of the Committee, pending election by the Participants at the Annual Meeting of those standing for election.  None of these persons would be interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940.  The Audit Committee operates under a written charter adopted by the Board of Trustees, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement.  Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management.  The Audit Committee met three times in 2009 and has met two times in 2010.

Committee of the Whole

The Committee of the Whole monitors the Trust’s investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust.  This Committee is currently composed of all Trustees.  It did not meet in 2009 and has not met in 2010.

Board of Trustees

The Board of Trustees met three times during the Trust’s fiscal year ended December 31, 2009.  Trustees Ayers, Holt Baker, Lee and Quinn attended fewer than 75 % of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2009 fiscal year.

As the Trust’s investors are made up primarily of eligible pension plans, Participants have ready access to the Board of Trustees, both collectively and individually.  This may be accomplished by contacting, in the first instance, the Trust’s Chief Operating Officer.  Participants may also contact Trustees directly (several of whom sit on the Boards of Participants).  In addition, since historically the Trust’s Board of Trustees has been comprised solely of independent trustees and an independent Chairman, the Trust has no policy with respect to Trustee attendance at the Annual Meeting.  No Trustee and no Participant attended the Annual Meeting in 2009.

    Consistent with its overall responsibility for the management and policies of the HIT, the Board of Trustees oversees the risk management of the HIT directly and, through its committee structure and delegations to HIT management, indirectly.  The Board of Trustees has adopted and periodically reviews and approves policies and procedures which are designed to address areas of potential concern, such as valuation, internal controls, and portfolio management and which regulate the daily business conduct of the HIT.  The Board of Trustees requires regular reports from Trust management on matters related to risk both at its regular meetings and periodically throughout the year.  The Chief Financial Officer reports regularly to the Board of Trustees and the Audit Committee on matters related to internal controls, audits and accounting.  The Chief Compliance Officer reports to the Board of Trustees in person and in writing regarding the effectiveness of the HIT’s compliance program and other compliance related matters at least annually.  In addition, the Board of Trustees and the Audit Committee requires regular reports from independent valuation validation consultants and the HIT independent auditor and periodic reports from outside counsel and fund compliance service providers to assist its risk management efforts.

Compensation of Trustees and Executive Officers

During the fiscal year ended December 31, 2009, the previous Chairman, Mr. Ravitch, received an annual fee of $10,000 and the current chairman, Mr. Sweeney, received no compensation.  The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees and committee meetings.  The Trust paid no fee to any Union Trustee.  The aggregate compensation paid to Trustees in the year ended December 31, 2009 was $12,500.  The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

2009 Compensation Table

The following table sets forth the aggregate compensation from the Trust, including any previously deferred compensation, paid during the 2009 fiscal year to each of the three highest paid officers of the Trust and to all Trustees of the Trust.  The Trust is a self-managed fund, and its staff as of December 31, 2009 included 52 employees.  Therefore, in addition to those individuals identified in the table below, the Trust had 44 other employees who earned aggregate compensation exceeding $60,000 during the 2009 fiscal year.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement1	Total Compensation From Trust Paid to Trustees
Stephen Coyle2 Chief Executive Officer	$382,462	$190,587	Cannot be determined	Not applicable

Chang Suh3 Chief Portfolio Manager	359,785	55,850	$82,169	Not applicable

1      The estimated annual benefits payable upon retirement to the executive officers of the Trust, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on current average final compensation and years of service.  See “THE RETIREMENT PLAN” below.
2      Aggregate HIT Compensation includes $22,000 of deferred compensation in 2009 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon.  Pension or Retirement Benefits as Part of HIT Expenses includes $4,400 of matching funds paid into the 401(k) Plan and $186,187 of deferred compensation in lieu of participation in the Retirement Plan.  The total amount deferred by Mr. Coyle through December 31, 2009 in lieu of participation in the Retirement Plan, including interest, is $1,809,960-and the total amount deferred under the 401(k) Plan through December 31, 2009, including interest and HIT matching, is $256,205.
3      Aggregate HIT compensation includes $16,500 of deferred compensation in 2009 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh’s behalf.  Pension or Retirement Benefits as Part of HIT Expenses includes $4,400 of matching funds paid into the 401(k) Plan and $51,450 contributed to the Retirement Plan in 2009 on Mr. Suh’s behalf.  The total amount deferred by Mr. Suh as of December 31, 2009 under the 401(k) Plan, including interest and HIT matching, is $198,143.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement1	Total Compensation From Trust Paid to Trustees
Erica Khatchdourian4 Chief Financial Officer	280,599	54,009	113,825	Not applicable

John Sweeney, Chairman	--	--	--	--

Mark Ayers, Union Trustee	--	--	--	--

Arlene Holt Baker, Union Trustee	--	--	--	--

John J. Flynn,5 Union Trustee	--	--	--	--

Stephen Frank, Management Trustee	3,000	--	--	3,000

Frank Hurt, Union Trustee	--	--	--	--

Lindell K. Lee, Union Trustee	--	--	--	--

Elizabeth Shuler, Union Trustee

Richard Trumka, Union Trustee	--	--	--	--

James Williams, Union Trustee	--	--	--	--

George Latimer, Management Trustee	3,000	--	--	3,000

Richard Ravitch, Management Trustee formerly Chairman	--	--	--	--

Marlyn J. Spear, Management Trustee	3,000	--	--	3,000

Tony Stanley, Management Trustee	2,500	--	--	2,500

Jack Quinn, Management Trustee	1,000	--	--	1,000

4      Aggregate HIT Compensation includes $16,500 of deferred compensation in 2009 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Khatchadourian’s behalf.  Pension or Retirement Benefits as Part of HIT Expenses includes $4,400 of matching funds paid into the 401(k) Plan and $49,609 contributed to the Retirement Plan in 2009 on Ms. Khatchadourian’s behalf.  The total amount deferred by Ms. Khatchadourian as of December 31, 2009 under the 401(k) Plan, including interest and HIT matching, is $266,280.
5      Mr. Flynn retired and resigned from the Board effective March 16, 2010.

Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees.  Also prior to October 1, 1990, a Personnel Contract was in effect between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO’s costs of employing personnel (other than the Chief Executive Officer) provided to the Trust.  While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan (“Retirement Plan”), a defined benefit plan.  Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract.  The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990.  Effective October 1, 1996, the Trust adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees, including its Chief Executive Officer.

Under the Retirement Plan, contributions are based on an eligible employee’s base salary.  The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $245,000.  In general, rates are determined actuarially every year.  The Retirement Plan was funded by employer contributions at rates of approximately 21.00% of eligible employees’ base salaries during the twelve months ended December 31, 2009.  During 2009, the annual base salary for pension purposes of Ms. Khatchadourian was $236,235 and Mr. Suh was $245,000 respectively.

The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan’s board of trustees and that make contributions to the Retirement Plan on their behalf.  Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee’s age plus years of credited service equals 80 or more.  The amount of this pension depends on salary and years of credited service at retirement.  Eligible employees will receive 3.00% of the average of their highest three years’ earnings, subject to the Internal Revenue Service limit noted above (“Final Average Salary”) for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years.  Eligible employees must have at least three years of service to retire and receive a monthly pension.  Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications.  As of the date hereof, Ms. Khatchadourian has approximately 17 and Mr. Suh has approximately 12 credited years of service under the Retirement Plan.

	Years of Service
Final Average Salary1	152	202	252	303	353
$100,000	$45,000	$60,000	$75,000	$77,500	$80,000
150,000	67,500	90,000	112,500	116,250	120,000
245,000	110,250	147,000	183,750	189,875	196,000

THE 401(K) PLAN
Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to a maximum of $16,500 in 2010 (or up to $22,000 for eligible employees over the age of 50).  In 2010, the HIT is matching dollar-for-dollar the first $4,600 contributed.  The amount set aside by an eligible employee and the amount of the HIT’s matching contribution, if any, will be deposited in a trust account in the employee’s name.  Every employee of the HIT is eligible to participate in the

1      The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan.  Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee’s years of service, level of compensation, and actual year of retirement.
2      3.00% per year up to 25 years.
3      0.5% per year over 25 years.

401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien.  An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee’s behalf, the additional amounts that the HIT contributed to the trust account on the employee’s behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee’s allocated share of expenses).

If the employee continues to work for the HIT, the employee cannot withdraw these amounts unless the employee has a financial hardship.  A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee’s primary residence.  The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee’s account, to meet the immediate financial need.

The amount in an employee’s account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70½.  Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee’s employment.  An employee will be entitled to receive a distribution of the amounts in their account upon the employee’s attainment of age 65.  A participating employee may borrow from his or her account subject to certain prescribed limitations.

The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2009 to the Executive Officers listed in the Compensation Table above, and the amounts deferred and paid as part of HIT expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2009, the distribution or unconditional vesting of which are not subject to future events.

Name of Individual	Amount Paid or Distributed	Amount Deferred from HIT Aggregate Compensation	Employer Matching
Stephen Coyle	$0	$22,000	$4,400
Erica Khatchadourian	0	16,500	4,400
Chang Suh	0	16,500	4,400

DESIGNATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL III:	TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participants are requested to ratify the Board of Trustees’ selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust for the fiscal year 2010.  Representatives of Ernst & Young, LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

Independent registered public accounting firm

(1) Audit Fees

The aggregate fees billed for services provided to the Trust by its independent registered public accounting firm for the audit of the Trust’s annual financial statements and for services normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements were $293,000 for the fiscal year ended December 31, 2009.

The aggregate fees billed for services provided to the Trust by its independent registered public accounting firm for the audit of the Trust’s annual financial statements and for services normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements were $286,000 for the fiscal year ended December 31, 2008.

(2) Audit-Related Fees

The aggregate fees billed for assurance and related services performed by its independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under (1) “Audit Fees”, were $0 for the fiscal year ended December 31, 2009.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by its independent registered public accounting firm for services relating to the performance of the audit of the financial statements of the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2009.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for assurance and related services performed by its independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under (1) “Audit Fees”, are $0 for the fiscal year ended December 31, 2008.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by its independent registered public accounting firm for services relating to the performance of the audit of the financial statements of the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2008.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(3) Tax Fees

The aggregate fees billed by the Trust’s independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust were $0 for the fiscal year ended December 31, 2009. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust were $0 for the fiscal year ended December 31, 2008. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent registered public accounting firm for tax compliance, tax advice and tax planning  services provided to the Trust’s investment adviser and other service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Trust were $0 for the fiscal year ended December 31, 2009.   The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust’s investment adviser and other service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Trust were $0 for the fiscal year ended December 31, 2008.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(4) All Other Fees

The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Trust other than those set forth in paragraphs (1), (2) and (3) above were $11,000 for the fiscal year ended December 31, 2009.  The fees covered services connected to the issuance of a report on the Schedule of Rates of Return for the year ended December 31, 2008 and for the period from January 1, 2002 through December 31, 2009, including an opinion on the Global Investment Performance Standards established by the CFA Institute.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Trust other than those set forth in paragraphs (1), (2) and (3) of this Item were $10,000 for the fiscal year ended December 31, 2008.  The fees covered services connected to the issuance of a report on the Schedule of Rates of Return for the year ended December 31, 2008 and for the period from January 1, 2002 through December 31, 2009, including an opinion on the Global Investment Performance Standards established by the CFA Institute.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for non-audit services provided by the Trust’s independent registered public accounting firm to the Trust’s investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the fiscal year ended December 31, 2009.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for non-audit services provided by the Trust’s independent registered public accounting firm to the Trust’s investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the fiscal year ended December 31, 2008.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate non-audit fees billed by the Trust’s independent registered public accounting firm for services rendered to the Trust and to its investment adviser and other service providers under common control with the investment adviser, as set forth in subparagraph (2), (3) and (4) above, were $11,000 and $10,000 for the fiscal years ended December 31, 2009 and December 31, 2008, respectively.  The fees covered services connected to the issuance of reports on the Schedule of Rates of Return for the years ended December 31, 2009 and 2008 respectively and for the periods from January 1, 2002 through December 31, 2009 and from January 1, 2002 through December

31, 2008 respectively.  Each of these reports included an opinion on the Global Investment Performance Standards established by the CFA Institute.

The Trust’s Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

In connection with its selection of the independent registered public accounting firm, the Trust’s Audit Committee has considered the independent registered public accounting firm’ provision of non-audit services to the Trust’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.  During the last two fiscal years, the Trust’s independent registered public accounting firm has not performed any non-audit related services to such entities.

Pre-Approval Policies and Procedures

It is the policy of the Audit Committee to pre-approve the engagement of the Trust’s independent registered public accounting firm and to pre-approve each audit and non-audit related service.  The engagement of Ernst & Young, LLP was pre-approved by the Audit Committee for the fiscal years 2009 and 2008.  In addition, the Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young, LLP for the fiscal years 2009 and 2008 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young, LLP.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE
RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010.

APPROVAL OF AUTHORITY TO INVEST IN LOANS FOR NEW MARKETS TAX CREDIT TRANSACTIONS INVOLVING THE TRUST’S WHOLLY-OWNED COMMUNITY DEVELOPMENT ENTITY

PROPOSAL IV:
TO APPROVE AN AMENDMENT TO SECTION 3.3(d) OF THE DECLARATION OF TRUST TO AUTHORIZE THE TRUST TO PROVIDE LEVERAGE LOANS IN NEW MARKETS TAX CREDIT TRANSACTIONS IN WHICH THE TRUST’S WHOLLY-OWNED COMMUNITY DEVELOPMENT ENTITY, BUILDING AMERICA CDE, INC., IS A PARTICIPANT; SUBJECT TO A LIMIT, WHICH WHEN COMBINED WITH INVESTMENTS CURRENTLY PERMITTED UNDER SECTIONS 3.3(d)(ii) AND (d)(iii) OF THE DECLARATION OF TRUST DOES NOT EXCEED FOUR PERCENT (4%) OF THE TOTAL VALUE OF THE TRUST’S ASSETS

The proposed amendment to the Declaration of Trust will permit the Trust to provide leverage loans in New Markets Tax Credit financed transactions involving its wholly-owned subsidiary and community development entity, Building America CDE, Inc.  As proposed, the Declaration of Trust will be amended to insert a new subsection 3.3(d)(v) substantially as follows:

(v)
To make loans to special purpose investment funds (each, an “Investment Fund”) or to provide funds to Building America CDE, Inc. (“BACDE”) to enable BACDE to make loans to Investment Funds, in each case to provide a portion of the monies which such an Investment Fund will use to make a “qualified equity investment” (“QEI”) in a “community development entity” (“CDE”) to facilitate the utilization of New Markets Tax Credits (“NMTCs”), provided that all the following criteria are satisfied:

(A)
BACDE, a wholly-owned subsidiary of the Trust, or its designated subsidiary is a participant in the NMTC structure and a portion of the QEI will be used to provide a “qualified low income community investment” (“QLICI”) to a “qualified low income community business” (“QALICB”) to provide a portion of the funds for the acquisition and construction and/or rehabilitation of a housing or mixed use project or healthcare facility;

(B)
BACDE or its designated subsidiary will hold bare legal title to an investment security (the “Investment Security”) which is in the form of (i) a mortgage-backed security guaranteed by GNMA and backed by a mortgage on the project granted by the QALICB or an entity at least 99% owned by and controlled by the QALICB (or an interest in such a security) or (ii) a mortgage or an interest in a mortgage on the project granted by the QALICB or an entity at least 99% owned by and controlled by the QALICB which is acceptable to the Trust in form and substance and in which the Trust is otherwise authorized to invest pursuant to Section 3.2 or 3.3 hereof; the Investment Security must be in a principal amount at least equal to the amount of the related loan to the Investment Fund from Trust or BACDE, as applicable;

(C)
BACDE or its designated subsidiary must be expected to hold bare legal title to the Investment Security throughout the holding period required by the NMTC rules and regulations and the Trust or BACDE or its designated subsidiary, as applicable, must have the right to receive the Investment Security at the end of such holding period in exchange for the loan from the Trust or BACDE to the related Investment Fund;

(D)
In the event of a default on the mortgage comprising or securing the Investment Security during the holding period, the Trust shall have the right to direct the reinvestment of the proceeds from the liquidation of the Investment Security to the extent permitted under the NMTC program and in the event of any such reinvestment, BACDE or its designated subsidiary shall hold bare legal title to any replacement Investment Security in which such proceeds are reinvested, which Investment Security must be in a principal amount at least equal to the lesser of the loan from the Trust or BACDE, as applicable, to the Investment Fund or the liquidation proceeds and the Trust or BACDE or its designated subsidiary, as applicable, must have the right to receive the Investment Security at the end of such holding period in exchange for the loan from the Trust or BACDE to the related Investment Fund; and

(E)
The total amount of loans made under this section when added to the amount of loans outstanding under Section 3.3(d) (ii) and Section 3.3(d) (iii) hereof shall not exceed 4% of the value of all the Trust’s assets.

DISCUSSION

The Trust is actively seeking methods to enable it to continue to meet its investment objectives while creating desperately needed union jobs in an exceptionally challenging economic environment.  It has identified the New Markets Tax Credit (“NMTC”) Program as a significant means to close financing gaps in projects that are presently unable to proceed, in which the Trust could invest and that would create construction and permanent jobs.  In October of 2009 the Board of Trustees (Trustees) authorized management to create a wholly owned subsidiary that could serve as a Community Development Entity (“CDE”) under the NMTC Program administered by the U.S. Department of the Treasury’s Community Development Financial Institutions Fund (“CDFI Fund”).  BACDE was incorporated as a Delaware corporation in January 2010 and all of its shares are owned by the Trust.  BACDE applied for and received certification as a CDE from the CDFI Fund in June of 2010 and has applied for an allocation of 2010 NMTC in the amount of $110 million.  The creation of the BACDE should benefit the Trust by generating additional investment opportunities for the HIT, creating new union construction jobs, and lowering its overall operating expenses.

The standard mechanism for financing NMTC projects consists of the creation of an Investment Fund that typically is organized as a Limited Liability Company (“LLC”) into which an  investor contributes capital (the “Equity Investor”) for which it receives an allocation of tax credits.  The capital so provided is combined with a “leverage loan” to create a Qualified Equity Investment (“QEI”) that is contributed to the CDE that is providing the tax credits for the transaction.  The placement of the QEI is the event that generates the tax credits for the Equity Investor over the holding period.  The CDE uses the proceeds of the QEI to make a Qualified Low Income Community Investment (“QLICI”) to qualified businesses in low-income communities (“QALICB”).

In the present economic climate, the most important element in the NMTC structure, and the one in shortest supply, is the leverage loan to an Investment Fund.  The authority of the Trust to invest its assets is governed by Section 3.2 and Section 3.3 of the Declaration of Trust.  In particular, Section 3.3 describes with specificity the type of transactions in which Trust assets can be invested and the necessary security that must be provided to ensure repayment.  These provisions as presently written do not expressly authorize the Trust to make a leverage loan to an Investment Fund as part of a NMTC transaction.

The proposed amendment addresses the unique requirements of the NMTC Program relating to the security available to the Trust in providing a leverage loan to an Investment Fund.  The essence of the amendment is to add a subsection to Section 3.3 of the Declaration authorizing the Trust to provide a leverage loan to an Investment Fund provided that:

1)
The wholly-owned subsidiary of the Trust, BACDE (or any special purpose entity owned and/or controlled by BACDE created for the particular transaction), is involved in the structure of the transaction; and

2)
The wholly-owned subsidiary of the Trust, BACDE (or any special purpose entity owned and/or controlled by BACDE created for the particular transaction), holds legal title to either the mortgage or the Ginnie Mae security (or interest in such a mortgage or Ginnie Mae security); and

3)
Either the Trust itself or BACDE (or any special purpose entity owned and/or controlled by BACDE created for the particular transaction) has the right to the degree permissible under the NMTC Program and operational documents to designate any replacement investment in the event one needs to be found.

The risk profile of investments in leverage loans in a NMTC transaction differs from other investments traditionally made by the Trust since the underlying investment security would not be held directly by the Trust.  The proposed amendment authorizes the Trust to be a leverage lender in NMTC transactions where its wholly-owned subsidiary BACDE (or a subsidiary of BACDE that it controls) would hold bare legal title to the underlying investment security.  The investment itself would have to be a type in which the Trust could otherwise invest.  Under the rules of the NMTC Program any investment that generates tax credits must remain in place for a holding period of seven years.  If there is a default and recourse to the security for a loan, the proceeds recovered thereby must be reinvested in another QLICI.  The leverage loan is therefore illiquid.  The amendment provides that the Trust or BACDE must have the right to direct reinvestment of any proceeds recovered during the holding period to the extent permitted by NMTC rules and any replacement investment would have to comply with requirements of the Declaration of Trust as did the initial investment.  Finally, the amendments would limit the amounts the Trust could in invest in leverage loans when combined with direct loans currently authorized under Sections 3.3(d)(ii) and (d)(iii) of the Declaration of Trust, of four percent (4%) of the Trust’s net assets.  The total amount in this combined category that could currently be invested by the Trust is approximately $160 million.

    In deliberating on the proposed amendment, the Board considered how it would affect the ability of the Trust to source investments in significant transactions, the likely impact of these investments on the portfolio, alternative sources of similar investment opportunities, the capcity of the Trust to manage such investments, the potential risks that may be related  to such investments, and the likelihood that such investments would assist the Trust to attain its collateral objectives, among other factors.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR”
THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST
SET FORTH IN PROPOSAL IV

PROPOSALS FOR 2011 ANNUAL MEETING OF PARTICIPANTS

Participants who wish to make a proposal to be included in the Trust’s proxy statement and form of proxy for the Trust’s 2011 Annual Meeting of Participants (expected to be held in December 2011) must cause such proposal to be received by the Trust at its principal office not later than June 30, 2011.

OTHER MATTERS

The Trust currently has no independent investment adviser.

At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting.  If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay.  A prompt response will be appreciated.

By Order of the Board of Trustees

STEPHEN COYLE
Chief Executive Officer

Exhibit A
AMERICAN FEDERATION OF LABOR
AND CONGRESS OF INDUSTRIAL ORGANIZATIONS
HOUSING INVESTMENT TRUST

DECLARATION OF TRUST

(as amended and restated through ________, 2010)

DECLARATION OF TRUST made in Washington, D.C. by the original signatories to this instrument (who, together with their successors in office, are hereinafter called “Trustees”).

WHEREAS, by Declaration of Trust made September 19, 1981, there was created a trust (the “Trust”) as a step in the organization of a new pooled investment fund to be created under the auspices of the American Federation of Labor -- Congress of Industrial Organizations (“AFL-CIO”); and

WHEREAS, the Trustees have amended the Declaration of Trust from time to time to create an investment company by naming the Trust the “American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust” and by restating the Declaration of Trust in its entirety as set forth herein; and

WHEREAS, certain subscriptions to Units in the Trust hereby created have been and will be received from the participants whose interests are hereinafter described,

NOW, THEREFORE, the Trustees declare that they will hold all such contributions that they have acquired or will acquire as Trustees, together with the proceeds thereof, in trust, in the manner and subject to the provisions hereof, for the benefit of any and all contributors to the corpus of the Trust (hereinafter collectively called “Participants”).

ARTICLE I

Purposes

Section 1.1. The purpose of this Trust shall be to earn a fair and secure rate of return for its Participants by investing the pooled contributions of all Participants.  All buildings, structures and other improvements that are to be built or rehabilitated on mortgaged real estate or exchanged for such Trust investments must be built or rehabilitated by union labor except as otherwise expressly provided in Section 3.3.
ARTICLE II

Name and Trustees

Section 2.1. The Trust shall be named “The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust”.  The Trustees shall manage the Trust property, execute all instruments in writing, and do all other things relating to the Trust.  Every duly authorized instrument executed in the name of the Trust shall have the same effect as if executed in the name of the Trustees.

Section 2.2. There shall be up to twenty-five voting Trustees and such non-voting members of the Board of Trustees as provided by Section 2.10 hereof.

Section 2.3. (a) Up to twelve of the Trustees (hereinafter the “Union Trustees”) shall be officers or employees of the AFL-CIO or an AFL-CIO member union; (b) up to twelve of the Trustees (hereinafter the “Management Trustees”) shall be (i) officers or management employees of one or more organizations

Exhibit A

contributing directly or indirectly through contractors to an Eligible Pension Plan as defined in Section 5.2 hereof, or officers or management employees of such an Eligible Pension Plan, or (ii) with respect to the Management Trustees, an officer, director, or trustee of an organization connected in whole or in part with the housing, finance, or real estate development industries, or a current or former elected or appointed official of the federal or any state or local government or an agency or instrumentality thereof; and (c) one Trustee (hereinafter the “Chairman”) shall be an individual who is neither an officer, trustee, or employee of any organization that is a Participant in the Trust.  The number of Management Trustees shall not exceed the number of Union Trustees except as the result of a vacancy during an unexpired term caused by death or resignation.

Section 2.4. The Union and Management Trustees shall be divided into up to three classes (“Classes”) in respect to term of office, provided that no new Class shall be established if any existing Class has less than five Trustees.  No Class shall have more than eight Trustees.  Each Class shall have, insofar as the population of Trustees permits, an equal number of Union and Management Trustees and, upon the appointment of one or more new Trustees, the Trustees shall alter Class assignments as required to comply with the provisions of this sentence.   The term of the first Class of Trustees shall expire at the first annual meeting of Participants, the term of the second Class shall expire at the second annual meeting of Participants, and the term of the third Class shall expire at the third annual meeting of Participants.  After the expiration of the initial terms as set forth above, the term of each Class of Trustee shall expire at the third annual meeting following its election.  At each annual meeting, the Participants shall elect a Chairman to serve until the next annual meeting and such number of Trustees as necessary to fill vacancies in the Class of Trustees whose terms expire as of such meeting.  Each Trustee shall serve until his successor shall be elected and shall qualify.

Section 2.5. A Trustee shall be an individual at least twenty-one years of age who is not under legal disability and who shall have in writing accepted his or her appointment and agreed to be bound by the terms of this Declaration of Trust. The Trustees, in their capacity as Trustees, shall not be required to devote their entire time to the business and affairs of the Trust.

Section 2.6.  All Trustees shall serve their full terms unless they resign or die.  Any Trustee can resign at any time by giving written notice to the other Trustees, to take effect upon receipt of the notice or such later date as the notice specifies.

Section 2.7.  Upon the death or resignation of any Union Trustee, the remaining Union Trustees shall appoint by a majority vote a replacement to serve out the remainder of the term (with the Chairman, if any, voting only in case of a tie).  Upon the death or resignation of any Management Trustee, the remaining Management Trustees shall appoint by majority vote a replacement to serve out the remainder of the term (with the Chairman, if any, voting only in case of a tie).  Upon the death or resignation of the Chairman, the Union and Management Trustees together shall appoint by majority vote a replacement to serve out the remainder of the term.

Section 2.8.  The death or resignation of one or more Trustees shall not annul the Trust or revoke any existing agency created pursuant to the terms of this Declaration of Trust.  Whenever a Trustee’s position becomes vacant because of the Trustee’s death or resignation the other Trustees shall have all of the powers specified in this Declaration of Trust until such vacancy is filled.

Section 2.9.  The Chairman, Management Trustees and non-voting members may be compensated for their services as provided by the Board of Trustees.  No Union Trustee shall  receive any compensation or fee for his services as Trustee. Trustees and non-voting members shall be reimbursed for expenses of attending meetings of the Board of Trustees and committees thereof.

Section 2.10.  The Chief Executive Officer, upon his or her retirement or resignation, may be appointed by the Executive Committee, subject to approval by the Board of Trustees, as a non-voting member of the Board of Trustees, with the right to attend meetings and participate in discussions, for an initial term not to exceed five years.

Exhibit A

ARTICLE III

Powers

Section 3.1. The Trustees shall have power to do all things proper or desirable in order to carry out, promote, or advance the purpose of the Trust even though such things are not specifically mentioned in this Declaration of Trust.  Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive.

Section 3.2. The Trustees shall have without further authorization, full, exclusive, and absolute power, control, and authority over the Trust property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust property and business in their own right, subject to such delegation as may be permitted in this Declaration of Trust.  The enumeration of any specific powers or authority herein shall not be construed as limiting the aforesaid powers or authority or any specific power or authority.  In construing the provisions of this Declaration of Trust the presumption shall be in favor of a grant of power to the Trustees.  Subject to any applicable limitation in this Declaration of Trust, the Trustees shall have power and authority:

(a)	To employ suitable counsel.

(b)	To employ banks or trust companies to act as depositories or agents.

(c)
To engage in and to prosecute, compound, compromise, abandon, or adjust by arbitration or otherwise any actions, suits, proceedings, disputes, claims, or demands relating to the Trust property to pay any debts, claims, or expenses incurred in connection therewith, including those of litigation, upon any evidence that the Trustees may deem sufficient (these powers to apply whether or not the Trust is named as a party or any of the Trustees are named individually).

(d)	To form corporations, partnerships, or trusts upon such terms and conditions as the Trustees deem advisable.

(e)	To purchase, sell, and hold legal title to any securities or other property including Certificates of Interest in the Trust upon such terms and conditions as the Trustees deem advisable.

(f)	To purchase, lease, or rent suitable offices for the transaction of the business of the Trust.

(g)
To appoint, employ, or contract with any person or persons as the Trustees deem necessary or desirable for the transaction of the business of the Trust, including any person who, under the supervision of the Trustees and consistent with the Trustees’ ultimate responsibility to supervise the affairs of the Trust, may, among other things:

(i)	Administer the day-to-day operations of the Trust;

(ii)	Serve as the Trust’s adviser and consultant in connection with policy decisions made by the Trustees;

(iii)	Furnish reports to the Trustees and provide research, economic, and statistical data to the Trustees; and

(iv)	Act as accountants, correspondents, technical advisers, attorneys, brokers, underwriters, fiduciaries, escrow agents, depositories, insurers

Exhibit A

or insurance agents, transfer agents, or registrars for Units, or in any other capacity deemed necessary or desirable by the Trustees.

(h)
To purchase, maintain and pay for entirely out of Trust property insurance policies insuring any person who is or was a Trustee, officer, employee, or agent of the Trust or who is or was serving at the request of the Trust as a director, officer, employee or agent of another person individually against any claim or liability of any nature asserted against him or incurred by him in any such capacity, or arising out of his status as such, whether or not the Trust would otherwise have the power to indemnify such person against such liability.

(i)
To execute and deliver as Trustees hereunder any and all deeds, leases, mortgages, conveyances, contracts, waivers, releases, and other instruments in writing necessary or proper for the accomplishment of the purposes of the Trust.

(j)
To pay out of the funds of the Trust property any and all taxes or liens imposed upon or against the Trust property or any part thereof, or imposed upon any of the Trustees herein, individually or jointly, by reason of the Trust property, or of the business conducted by the Trustees under the terms of this Declaration of Trust.

(k)	To issue, purchase, or sell Units in the Trust either for cash or for property whenever and in such amounts as the Trustees deem desirable, but subject to the limitations specified below.

(l)	To make distributions of net income to Participants, in the manner specified below.

(m)	To determine whether money or other assets received by the Trust shall be charged to income or capital or allocated between income and capital.

(n)	To determine conclusively the value of any of the Trust property and of any services, securities, assets, or other consideration hereafter acquired by the Trust, and to revalue Trust property.

(o)
To engage in activities that are designed to generate potential investments in which the Trust is authorized to invest under this Declaration of Trust, including but not limited to activities that also (x) generate fees for the Trust or (y) benefit unions and/or union members, such as facilitating or promoting (i) housing construction utilizing union labor, (ii) construction of housing for union members or their families or (iii) the availability of mortgage loans for union members.

(p)
To make, adopt, amend, and repeal such by-laws (not inconsistent with the terms of this Declaration of Trust) as the Trustees deem necessary or desirable for the management of the Trust and for the government of themselves, their officers, agents, employees, and representatives.

(q)
To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article V and to establish Classes of such Series, each such Series and Class with such rights,  preferences, limitations, restrictions and other relative terms as shall be determined by the Trustees from time to time, consistent with applicable laws.

(r)
To allocate assets, liabilities and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred

Exhibit A

by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided in Article V.

(s)	To interpret the investment policies, practices or limitations of any Series.

Section 3.3. In respect of the investment of the assets belonging to Series A (as designated by the Trustees) , the Trustees shall have each of the following specific powers and authority in the administration of the Trust, to be executed in their sole discretion in accordance with the Investment Company Act of 1940, as amended (“Investment Company Act”):

(a)
To invest in construction and/or long-term mortgage loans or mortgage-backed securities that are guaranteed or insured by the federal government or an agency thereof or interests in such mortgage loans or securities.

(b)
To invest in securities that are secured by securities and/or mortgage loans of the type described in paragraph (a) above and that are rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency.

(c)
To invest in (i) obligations issued or guaranteed by Fannie Mae or Freddie Mac, or (ii) securities that are backed by Fannie Mae or Freddie Mac and are, at the time of their acquisition by the Trust, rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency or (iii) securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and that are rated at the highest rating by Standard & Poors (“S&P”) or a comparable rating by another nationally recognized statistical rating agency.

(d)	To invest up to 30 percent of the value of all of the Trust’s assets in any of the following:

(i)	Construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, provided that:

(A)	such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority; or

(B)
such loans or securities are issued (with or without recourse) or guaranteed, as the case may be, by a state or local housing finance agency designated “top tier” by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust; and are (i) with full recourse (directly or by way of guaranty or indemnity) to such agency’s general credit and assets, or (ii) secured by recourse to such assets of the agency or by such third party credit enhancement as to provide, in the judgment of management, protection comparable to a pledge of the agency’s general credit, or (iii) backed by the “moral obligation” of the state in which such agency is located in the form of the state’s commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations; or

(C)	such loans or securities are supported by a guaranty of at least the first 75 percent of the principal amount of such loans or

Exhibit A

securities under a state insurance or guarantee program by a state-related agency with a record of creditworthiness as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency of at least “A-“ by S&P or a comparable rating by another nationally recognized statistical rating agency at the time of their acquisition by the Trust; or

(D)
such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust; and are (i) with full recourse (directly or by way of guaranty or indemnity) to such agency’s general credit and assets or (ii) backed by the “moral obligation” of the state in which such agency is located, in the form of the state’s commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment; or

(E)
such loans are made by a state or local government or an agency or instrumentality thereof, including a state or municipal housing finance agency, and such loans or the securities backed by such loans are fully collateralized or secured in a manner satisfactory to the Trust by:

(I)
cash placed in trust or in escrow by a state or local government or agency or instrumentality thereof with an independent third party satisfactory to the Trust on terms and conditions satisfactory to the Trust; or

(II)
a letter of credit, insurance or other guaranty from an entity satisfactory to the Trust which has a rating (at the time of the Trust’s acquisition of the related loan, securities or interests in such loans or securities) which is at least “A” or better from S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust); or

(F)	such loans are made by any lender acceptable to the Trust and such loans or the securities backed by such loans are fully collateralized or secured in a manner satisfactory to the Trust by:

(I)
cash placed in trust or in escrow by a state or local government or agency or instrumentality thereof with an independent third party satisfactory to the Trust on terms and conditions satisfactory to the Trust; or

(II)
a letter of credit, insurance or other guaranty from an entity satisfactory to the Trust which has a rating (at the time of the Trust’s acquisition of the related loan, securities or interests in such loans or securities) which is at least “A” or better from S&P (or a comparable rating by another nationally recognized

Exhibit A

statistical rating agency, as determined by the Executive Committee of the Trust).

(ii)
Construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, that have evidence of support by a state or local government or an agency or instrumentality thereof, provided that the total principal amount of investments made under this section and under section 3(d)(iii) hereof that are outstanding from time to time shall not exceed 4 percent of the value of all of the Trust’s assets and  all of the following criteria are satisfied:

(A)
the loan-to-value ratio of the project shall not exceed 60 percent, the “value” for such purposes to be determined on the basis of an independent appraisal by a licensed appraiser acceptable to the Trust, except that (1) a loan-to-value ratio of up to 80 percent shall be permitted if (x) mortgage insurance in an amount which will cover all losses down to a 60 percent loan-to-value level has been provided by a mortgage insurance provider rated at least “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust); or (y) another form of guaranty or credit support of the Trust’s investment which will cover all  losses down to a 60 percent loan-to-value level and which is provided by a guarantor rated “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust; or (z) the project receives the benefits of Low Income Housing Tax Credits pursuant to Section 42 of the Internal Revenue Code of 1986, as amended, in accordance with the standards adopted by the  Executive Committee;

(B)
the state or local government or agency or instrumentality thereof or a foundation exempt from federal income tax under Section 501(c) of the Internal Revenue Code of 1986, as amended, must make or facilitate a financial contribution in the project within guidelines adopted by the Executive Committee of the Trust, such financial contribution to be in the form of subordinate financing, an interest rate write-down, a donation of land, an award of tax credits, grants or other financial subsidy, a form of insurance or guarantee or some other similar contribution all within guidelines adopted by the Executive Committee of the Trust;

(C)
the development and ownership team of the project must have a demonstrably successful record of developing or managing low-income housing projects, in accordance with guidelines to be developed by the Trust;

(D)	the underwriter and servicer of the mortgage loan for the project must have been approved by the Trust; and

Exhibit A

(E)	the minimum debt service coverage for the project must be at least 1.15, based upon projections of future income and expenses satisfactory to the Trust.

(iii)
Construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, for the financing of market rate projects, provided that the total principal amount of investments made under this section and under section 3(d)(ii) that are outstanding from time to time shall not exceed 4 percent of the value of all of the Trust’s assets and all of the following criteria are satisfied:

(A)
the loan-to-value ratio of the project shall not exceed 60 percent, the “value” for such purposes to be determined on the basis of an independent appraisal by a licensed appraiser acceptable to the Trust, except that a loan-to-value ratio of up to 80 percent shall be permitted if (1) mortgage insurance in an amount which will cover all losses down to a 60 percent loan-to-value level has been provided by a mortgage insurance provider rated at least “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust); or (2) another form of guaranty or credit support of the Trust’s investment which will cover all  losses down to a 60 percent loan-to-value level and which is provided by a guarantor rated “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust; and

(B)	the development and ownership team of the project must have a demonstrably successful record of developing market rate housing projects, in accordance with guidelines to be developed by the Trust; and

(C)	the underwriter and servicer of the mortgage loan for the project must have been approved by the Trust; and

(D)	the minimum debt service coverage for the project must be at least 1.25, based upon projections of future income and expenses satisfactory to the Trust.

(iv)
Bridge loans or interests in bridge loans made to (i) the owners of single family or multifamily housing developments which are eligible to receive and have allocations or other rights to receive Low Income Housing Tax Credits under Section 42 of the Internal Revenue Code of 1986, as amended, and/or (ii) the owners of single family or multifamily housing developments which are eligible to receive and have allocations or other rights to receive Federal Rehabilitation Tax Credits under Section 47 of the Internal Revenue Code of 1986, as amended; provided that all of the following criteria are satisfied:

(A)	at the time of the Trust’s acquisition of such investment, such investment must be:

Exhibit A

(I)
are issued or guaranteed by a state or local housing finance agency designated “top tier” by S&P (or designated comparably by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) with full recourse to the assets and credit of such agency (or in lieu of such full recourse, secured by such third party credit enhancement as to provide, in the judgment of management, security comparable to full recourse to the assets and credit of such agency); or

(II)
issued (with recourse) or guaranteed by a state or local agency which has a long term credit rating of “A” or better by S&P (or a comparable rating by another nationally recognized rating agency approved by the Executive Committee of the Trust) for a bridge loan with a term of longer than 12 months and a short-term rating of A-1 or better by S&P (or a comparable rating by another nationally recognized rating agency approved by the Executive Committee of the Trust) for a bridge loan with a term of less than 12 months;

(III)
issued (with recourse) or guaranteed by FHA, GNMA, Fannie Mae, Freddie Mac or another entity with a credit rating of “AA” or better by S&P (or a comparable rating by another nationally recognized rating agency approved by the Executive Committee of the Trust) or fully collateralized by obligations issued (with recourse) or guaranteed by FHA, GNMA, Fannie Mae or Freddie Mac or another entity with a credit rating of “AA” or better by S&P (or a comparable rating by another nationally recognized rating agency approved by the Executive Committee of the Trust); or

(IV)
fully collateralized by a letter of credit or other guaranty by a bank or other financial entity with a credit rating of “AA” or better by S&P (or a comparable rating by another nationally recognized rating agency approved by the Executive Committee of the Trust);

(B)
at the time of  the Trust’s acquisition of such investment, the Trust is committed to invest in the construction and/or permanent loan for the related development, unless the permanent loan for the development is anticipated to have an original principal balance which is less than $1 million or is anticipated to be financed primarily on a tax-exempt basis; and

(C)	not more than 5% of the Trust’s assets may at any time be invested in bridge loans (or interests in bridge loans) acquired pursuant to this Section 3.3(d)(iv).

(v)	To make loans to special purpose investment funds (each, an “Investment Fund”) or to provide funds to Building America CDE (“BACDE”) to enable BACDE to make loans to Investment Funds, in

Exhibit A

each case to provide a portion of the monies which such an Investment Fund will use to make a “qualified equity investment” (“QEI”) in a “community development entity” (“CDE”) to facilitate the utilization of New Markets Tax Credits (“NMTCs”), provided that all the following criteria are satisfied:

(A)
BACDE, a wholly-owned subsidiary of the Trust, or its designated subsidiary is a participant in the NMTC structure and a portion of the QEI will be used to provide a “qualified low income community investment” (“QLICI”) to a “qualified low income community business” (“QALICB”) to provide a portion of the funds for the acquisition and construction and/or rehabilitation of a housing or mixed use project or healthcare facility;

(B)
BACDE or its designated subsidiary will hold bare legal title to an investment security (the “Investment Security”) which is in the form of (i) a mortgage-backed security guaranteed by GNMA and backed by a mortgage on the project granted by the QALICB or an entity at least 99% owned by and controlled by the QALICB (or an interest in such a security) or (ii) a mortgage or an interest in a mortgage on the project granted by the QALICB or an entity at least 99% owned by and controlled by the QALICB which is acceptable to the Trust in form and substance and in which the Trust is otherwise authorized to invest pursuant to Section 3.2 or 3.3 hereof; the Investment Security must be in a principal amount at least equal to the amount of the related loan to the Investment Fund from the Trust or BACDE, as applicable;

(C)
BACDE or its designated subsidiary must be expected to hold bare legal title to the Investment Security throughout the holding period required by the NMTC rules and regulations and the Trust or BACDE or its designated subsidiary, as applicable, must have the right to receive the Investment Security at the end of such holding period in exchange for the loan from the Trust or BACDE to the related Investment Fund;

(D)
In the event of a default on the mortgage comprising or securing the Investment Security during the holding period, the Trust shall have the right to direct the reinvestment of the proceeds from the liquidation of the Investment Security to the extent permitted under the NMTC program and in the event of any such reinvestment, BACDE or its designated subsidiary shall hold bare legal title to any replacement Investment Security in which such proceeds are reinvested, which Investment Security must be in a principal amount at least equal to the lesser of the loan from the Trust or BACDE, as applicable, to the Investment Fund or the liquidation proceeds and the Trust or BACDE or its designated subsidiary, as applicable, must have the right to receive the Investment Security at the end of such holding period in exchange for the loan from the Trust or BACDE to the related Investment Fund; and

(E)	The total amount of loans made under this section when added to the amount of loans outstanding under Section 3.3(d) (ii) and

Exhibit A

Section 3.3(d) (iii) hereof shall not exceed 4% of the value of all the Trust’s assets.

(e)	To invest in mortgage loans, or securities or obligations backed by mortgage loans, described in paragraph (a) or paragraph (c) of this Section 3.3 that include provisions:

(i)
Requiring the borrower to pay, in addition to all payments of principal and base interest insured or guaranteed by the federal government, an agency thereof, or by Fannie Mae or Freddie Mac, additional interest based on net or gross cash flow and/or net or gross proceeds upon the sale, refinancing or disposition of the mortgaged real estate properties which is not guaranteed or insured, or

(ii)	Requiring the borrower to pay the principal balance of the mortgage loan in full prior to its scheduled maturity.

In negotiating investments with participating features or rights to demand early repayment, the Trust may accept a base interest rate of up to 2 percent per annum lower than the rate which it would otherwise be willing to receive in the absence of such features.

(f)
To invest in construction and/or permanent loans, or securities or obligations backed by construction and/or permanent loans which are supported, either concurrently or sequentially, by any combination of two or more of the types of credit enhancement described in paragraphs (a) through (d) of this section, as long as all of the principal component of such loans or securities or obligations backed by such loans are fully collateralized by one or more of the different types of the credit enhancement described in paragraphs (a) through (d) of this section; provided, however, that the principal portion of any investment made pursuant to this paragraph which is secured by one of the types of credit enhancement described in paragraph (d) of this section shall be subject to the 30 percent limitation set forth in paragraph (d) of this section.

(g)
If necessary or desirable to facilitate any investment by the Trust permitted under paragraphs (a) through (f) of this section, to deposit the purchase price for the loan, securities, interests in loans or other obligations to be acquired by the Trust in an escrow account which is structured and secured in a manner acceptable to the Trust and consistent with the provisions of the Investment Company Act of 1940, as amended, until the purchase price is disbursed, either in a lump sum or over time, to fund the Trust’s purchase of such investment, provided that (i) all monies in such escrow must be invested, as fully and as continuously as practical, in instruments in which the Trust is permitted to invest under paragraph (m) of this section or (ii) all monies in such escrow must be secured or supported by one or more of the different types of credit enhancement described in paragraphs (a) through (d) of this section.

(h)	To invest up to 15 percent of the value of all of the Trust’s assets in any of the following instruments:

(i)	United States Treasury issues;

(ii)	Obligations which are either (a) issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks or (b) backed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks and, at the time

Exhibit A

of their acquisition by the Trust, rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency; and

(iii)
Commercial mortgage backed securities (“CMBS”) that at the time of their acquisition by the Trust are rated in the highest rating category by at least one nationally recognized statistical rating agency, subject to a limit of 10 percent of the value of all of the Trust’s assets.

(i)	To sell any asset held by the Trust.

(j)	To renew or extend (or to participate in the renewal or extension of) any mortgage construction loan; and.

(k)
To engage in borrowing, provided that the Trust may not (i) issue senior securities, except as permitted by (A) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (B) exemptive or other relief from the SEC, SEC staff, or other authority; and (ii) borrow money, except as permitted by (X) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (Y) exemptive or other relief from the SEC, SEC staff, or other authority, provided that not more than 50% of the HIT’s assets will be used as security for such borrowings.

(l)
To manage, administer, operate, lease for any number of years, or sell any real estate acquired by reason of foreclosure by the Trust and to hold such property in the name of the Trust or its nominees.

(m)	To take title to real estate in lieu of its foreclosure sale.

(n)	To invest money held pending investment in mortgages or construction loans in any of the following instruments:

(i)	United States Treasury issues;

(ii)	Federal agency issues;

(iii)	Commercial bank time certificates of deposit of banks whose accounts are insured by the Federal Deposit Insurance Corporation through its Bank Insurance Fund (“BIF”);

(iv)	Savings bank deposits (insured by the Federal Deposit Insurance Corporation through BIF);

(v)	Savings and loan association deposits (insured by the Federal Deposit Insurance Corporation through its Savings Association Insurance Fund);

(vi)	Bankers acceptances;

(vii)	Commercial paper rated as category A-1 by S&P (or a comparable rating by another nationally recognized statistical rating agency);

Exhibit A

(viii)	Collateral loans (including warehousing agreements) secured by Federal Housing Administration or Veterans Administration guaranteed single-family or multi-family mortgages;

(ix)	Interests (including repurchase agreements) in U.S. Government securities pledged by a bank or other borrower to secure short-term loans from the Trust; and

(x)	Securities issued by an investment company registered under the Investment Company Act that invests predominantly in United States Treasury issues or Federal agency issues.

(o)
In connection with any investment in tax-exempt bonds otherwise permitted by any paragraph of this Article III, to enter into total return swap contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating agencies, provided that the total notional value of the tax-exempt bonds involved in such contracts that are outstanding from time to time shall not exceed ten percent (10%) of the value of all of the Trust’s assets.

(p)
To issue new Units of the Trust in exchange for assets of the AFL-CIO Mortgage Investment Trust (“Mortgage Trust”) on the basis of relative net asset values, provided that: the Board of Trustees of the Trust (including a majority of the Trustees who are not interested persons of either the Trust or the Mortgage Trust) find that the exchange is in the best interests of the Trust and that the interests of existing Participants in the Trust will not be diluted as a result of its effecting the transactions; and provided further that the United States Securities and Exchange Commission (“SEC”) issues an Order of Exemption under Section 17 of the Investment Company Act, having found that:  (1) the terms of the proposed transaction, including the consideration to be paid or received, are reasonable and fair and do not involve overreaching on the part of any person concerned; (2) the proposed transaction is consistent with the policy of the Trust and the Mortgage Trust as recited in their registration statements and reports filed with the SEC under the Investment Company Act; and (3) the proposed transaction is consistent with the general purposes of the Investment Company Act.

ARTICLE IV

Operations

Section 4.1.  The principal office of the Trust shall be in Washington, D.C., unless changed to another location by a majority vote of the Trustees.  The Trust may have such other office or places of business as the Trustees determine necessary or expedient.

Section 4.2.  The Chairman shall be the chairman of the Board of Trustees.  The Trustees may select from among themselves an Executive Committee (chaired by the Chairman) to whom the Trustees may delegate appropriate power to carry on the business of the Trust.  The Trustees may elect or appoint, from among their number or otherwise, or may authorize the Chairman to appoint, such other officers or agents to perform functions on behalf of the Trustees as the Trustees or Chairman deemed advisable.

Section 4.3.  The Trustees shall meet at the Chairman’s request or as specified in rules and regulations of the Trustees, but in no event less than once each year.  Action by the Trustees may also be taken by them in writing.  A quorum for doing business shall be a majority of the Trustees entitled to vote, but never less than three.

Exhibit A

Section 4.4.  The Trustees may authorize one or more of their number to sign, execute, acknowledge, and deliver any note, deed, certificate, or other instrument in the name of, and in behalf of, the Trust, and upon such authorization such signature, acknowledgment, or delivery shall have full force and effect as the act of all of the Trustees.  The receipt of the Trustees, or any of them, or any of the officers or agents thereunto authorized, for money or property paid or delivered to them, or any of them, shall be an effectual discharge therefor to the person paying or delivering such money or property.

Section 4.5.  This Declaration of Trust may be amended or altered by a majority of the Trustees at any time.  The Trust, or any Series or Class thereof, may be terminated at any time by the Trustees after notice in writing to all Participants of the Trust or such Series or Class thereof (as applicable).  Upon such termination, the Trust or any Series or Class thereof shall carry on no business except for the purpose of winding up its affairs, the Trustees shall retain all powers given to them under this Declaration of Trust with respect to the Trust, such Series or Class until the Trust or such Series or Class (as applicable) shall have been wound up, and, after paying or adequately providing for the payment of all liabilities, the Trustees shall distribute the remaining Trust property or Trust property allocated or belonging to such Series or Class to the Participants in the Trust or of the Series or Class (as applicable) according to their respective rights.

Section 4.6.  A majority of the Trustees may:  (a) select or direct the organization of a corporation, association, trust, or other organization to take over the Trust property and carry on the affairs of the Trust; (b) sell, convey, and transfer the Trust property to any such organization in exchange for shares, securities, or beneficial interests therein, and the assumption by such transferee of the liabilities of the Trust; and (c) thereupon terminate the Trust and deliver such shares, securities, or beneficial interest proportionately among the Participants in redemption of their Units.

Section 4.7.  No Trustee shall be liable for having acted in good faith in any transaction connected with the Trust or the administration of the Trust.  The Trustees shall be held harmless in acting upon any instrument, certificate, or paper that they believe to be genuine and to be signed or presented by the proper person or persons.  The Trustees shall have no duty to make any investigation or inquiry concerning any statement contained in any such writing.  No recourse shall be had at any time upon any note, bond, contract, instrument, certificate, undertaking, obligation, covenant, or agreement (whether oral or written) made, issued, or executed by the Trustees in pursuance of the terms of this Declaration of Trust, or by any officer or agent of the Trustees, against the Trustees or such officer or agent individually by legal or equitable proceeding, except only to compel the proper application or distribution of the Trust property, provided that no Trustee shall be excused from liability for willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).  The Trustees shall not be liable for the proper application of any part of the Trust property, provided that distributions are made in accordance with directions provided in this Declaration of Trust. Nothing contained in this Declaration of Trust shall be construed as giving power to the Trustees to contract any debt or to do anything that will bind any Participant personally.  Any person, firm, corporation, or  association dealing with the Trustees shall be limited to satisfying any obligation, liability, or covenant with the Trustees only out of the Trust property, and not out of the personal property of any Participant.

Section 4.8.  The Trust shall indemnify each Trustee and officer and each former Trustee and officer of the Trust against fines, judgments, amounts paid in settlement and expenses, including attorneys’ fees, actually and reasonably incurred in connection with any pending or threatened criminal action, civil suit or administrative or investigative proceeding (any “matter”) against him or her arising by reason of the fact that he or she is or was a trustee or officer of the Trust, or by reason of actions taken by him or her as such Trustee or officer, if it is found that his or her liability does not result from disabling conduct.  The finding that liability does not arise from disabling conduct may be made in a final decision by a court or other body before which the matter giving rise to the expense or liability was brought or, in the absence of such a decision, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act nor parties to such matter (“disinterested non-party Trustees”) or (b) an independent legal counsel in a written opinion.  Expenses of the kind eligible for indemnification may be paid as incurred by a trustee or officer in advance of final disposition of a matter upon receipt of an undertaking by the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification hereunder if (a) the indemnitee provides security for his or her undertaking, (b)

Exhibit A

the Trust is insured for losses arising by reason of any lawful advances or (c) a majority of a quorum of disinterested non-party Trustees or independent legal counsel (in a written opinion) determines, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.  This Section is intended to provide indemnification to Trustees and officers to the full extent permitted by law and shall be construed and enforced to that extent.

Section 4.9.  The Trustees and any employee or agent of the Trustees (except a bank or trust company) who handles funds or other property of the Trust shall be bonded for the faithful discharge of his or her duties in such amount and as otherwise required by applicable law.  The expenses of such bond shall be paid by the Trust.

Section 4.10.  No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any  transaction purporting to be made by the Trustees, or be liable for the application of money or property paid, loaned, or delivered.  Every note, bond, contract, instrument, certificate, or undertaking, and every other act or thing executed or done by any Trustee in connection with the Trust, shall be conclusively taken to have been executed or done only in his or her capacity as Trustee, and such Trustee shall not be personally liable thereon.  Every such note, bond, contract, certificate or undertaking made or issued by the Trustees shall recite that it is executed or made by them not individually, but as Trustees, and that the obligations of any such instrument are not binding upon any of the Trustees individually, but bind only the Trust property, and may contain any further recital that they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually.

Section 4.11.  The Trustees shall be reimbursed from the Trust property for their expenses and disbursements, including expenses for clerks, transfer agents, office hire, and counsel fees, and for all losses and liabilities by them incurred in administering the Trust and for the payment of such expenses, disbursements, losses, and liabilities, the Trustees shall have a lien on the Trust property prior to any rights or interests of the Participants.

Section 4.12.  This Declaration of Trust shall be construed, regulated, and administered under the laws of the District of Columbia and in the courts of the District of Columbia.

ARTICLE V
Units and Distributions

Section 5.1.  (a) The beneficial interests of the Trust shall be divided into portions (“Units”) of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish.  The number of authorized Units of each Series and Class thereof is unlimited.  In lieu of issuing certificates to evidence ownership of such Units, the Trustees may establish a book-entry system whereby Units may be issued and redeemed by bookkeeping entry and without physical delivery of the securities.  The Trustees shall have full power and authority in their sole discretion, and without obtaining any prior authorization or vote of the Participants (to the extent permitted by applicable law) (i) to create and establish (and to change in any manner) Units or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may from time to time, determine; (ii) to divide or combine the Units or any Series or Classes thereof into a greater or lesser number; (iii) to classify or reclassify any issued Units into one or more Series or Classes of Units; (iv) to abolish any one or more Series or Classes of Units; (v)  to reorganize or merge any Series or Class thereof into another Series or Class thereof; and (vi) to take such other action with respect to the Units or Series or Classes thereof as the Trustees may deem desirable; provided, however, that the Trustees may not amend a fundamental policy with respect to any Series or Class without the affirmative vote of Participants holding a majority of the Units of such Series or Class.  The Trustees shall have the right to sell or exchange such additional Units without offering the same to the holders of the then-outstanding Units.  All references to Units in this Declaration shall be deemed to include references to Units of any or all Series or Classes as the context may require.

Exhibit A

(b) The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution of the majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Units of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Units of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.  At any time that there are no Units outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish such Series or Class and the establishment and designation thereof.

(c) Until such time as any Units of any Series or Class are issued, the Trustees may exercise all rights of the holders of such Series or Class and may take any actions required or permitted by law, the Declaration or Bylaws to be taken by the holders of such Series or Class.

Section 5.2.  Only Labor Organizations and Eligible Pension Plans as defined in this section shall be eligible to own Units of the Trust or to hold Units in the Trust.  A “Labor Organization” means any organization of any kind, any agency, employee representation committee, group, association or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning grievances, labor disputes, wages, rates of pay, hours or other terms or conditions of employment and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization.  An “Eligible Pension Plan” includes:

(a)
a pension plan ("Pension Plan") constituting a qualified trust under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

(b)
a governmental plan ("Governmental Plan") within the meaning of section 414(d) of the Code which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

(c)
a master trust holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in the master trust has beneficiaries who are represented by a Labor Organization;

(d)	a pension or retirement program of a non-United States jurisdiction that is similar to a “governmental plan” as defined in Title 29, Section 1002(32) of the United States Code; or

(e)
a non-United States employee benefit plan subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974, as amended.

Units will not be transferable or assignable.  No holder of a Unit will have the authority to pledge its Unit as collateral for any loan.

Section 5.3.  All consideration received by the Trust for the issue or sale of Units of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as “assets belonging to” that Series.  In addition, any assets, income, earnings, profits, and proceeds thereof, funds or payments that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable.  Each such allocation shall be conclusive and binding upon the Participants in all Series or Classes for all purposes, and shall be referred to as assets belonging to that Series or Class.  The assets belonging to a particular Series shall be so recorded

Exhibit A

upon the books of the Trust or of its agent or agents and shall be held by the Trustees in trust for the benefit of the holders of Units of that Series.

The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustee’s discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class.  Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as “liabilities belonging to” that Series or Class.  Each such allocation shall be conclusive and binding upon the Participants in all Series or Classes for all purposes.  Any creditor of any Series may look only to the assets of that Series to satisfy such creditor’s debt.  No Participant or former Participant of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

Section 5.4.   (a)  The term “Net Asset Value” of any Series or Class shall mean that amount by which the assets of the Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees.  Such Net Asset Value per Unit shall be determined separately for each Series or Class of Units and shall be determined on such days and at such times as the Trustees may determine (each, a “Valuation Date”).

(b) Notwithstanding subparagraph (a) of this Section 5.4, with respect to Series A, the net asset value shall be set at fair value as determined by the Trustees as of the close of business at the end of each calendar month (hereinafter “Series A Valuation Dates”).  On the basis of the valuation made on the Series A Valuation Date, the beneficial interest of each Participant shall be adjusted to reflect the effect of income (collected or accrued), realized and unrealized gains and losses, expenses, and all other transactions with respect to such Series since the last preceding Series A Valuation Date

(c) In determining the value of the assets of any Series or Class of Units, the Trust will comply with the Investment Company Act, including Section 2(a)(41) thereof, and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Trust, as the same may be amended from time to time.    The Trustees may delegate any of their powers and duties under this Section 5.4 with respect to valuations of assets and liabilities.

Section.5.5.  The Trustees shall as of each Valuation Date declare dividends of net income earned during each month.  Such distributions will be payable after the end of each calendar quarter or such other dates as the Trustees may designate and will be made in cash, except that on written request of a Participant, distribution can be made in Units of the relevant Series or Class of the Trust valued as of the distribution date provided that such automatic reinvestment of income distribution does not subject the Trust to adverse consequences in the opinion of legal counsel for the Trust.

Section 5.6.  Notwithstanding anything to the contrary contained in this Declaration of Trust or in any amendment thereto, no part of the Trust that equitably belongs to any Participant (other than such part as is required to pay the expenses of the Trust) shall be used for any purpose other than the exclusive benefit of the Participant.

Section 5.7.  The Trustees shall render from time to time an accounting of the Trust’s transactions.  A copy of such accounting will be made available to each Participant.  No person other than a Participant may require an accounting or bring any action against the Trustees with respect to the Trust or because of any Trustee’s actions on behalf of the Trust.

Section 5.8.  In case of the loss or destruction of any certificate, the Trustees may, under such terms as they deem expedient, issue a new certificate in place of the one so lost.

Exhibit A

ARTICLE VI

Admissions to and Withdrawals from Trust

Section 6.1.  (a)  No admission to or withdrawal from the Trust shall be permitted except in Units. Units shall be issued and redeemed only as of a Valuation Date and may be issued and redeemed in fractions of a Unit.  A request for issuance of Units must be received by the Trust before the Valuation Date as of which they are to be issued.

(b)  With respect to Series A Units, a request for redemption of Units must be received by the Trust at least 15 days before the Series A Valuation Date as of which they are to be redeemed.   No issue of Units will be made to any new Participant having a value of less than Fifty Thousand Dollars ($50,000).  Any request for redemption of Units made between Valuation Dates will be considered as having been made 15 days before the next ensuing Valuation Date and will be honored only as of such date.

Section 6.2.  Payment in satisfaction of a duly tendered request for redemption shall be made as soon as practicable and in any event within seven days after the Valuation Date as of which redemption is effected.

Section 6.3.  Upon the agreement of the redeeming Participant, the Trust may give securities and/or mortgages or other Trust assets in partial or full satisfaction of a duly tendered request for redemption.  Such securities and/or mortgages will be treated for redemption purposes as being the cash equivalent of their value of the Valuation Date before the date on which redemption was requested.